UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2008

HAMBRECHT ASIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-53122	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13/F Tower 2 New World Tower 18 Queens Road Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 852-2801-5383

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 9, 2008, the common stock and warrants underlying the units sold in the initial public offering of Hambrecht Asia Acquisition Corp. (the “Company”) began to trade separately on a voluntary basis. The symbols for the Company’s common stock, warrants and units are HMAQF, HMAWF, and HMAUF, respectively. The Company’s press release, dated April 8, 2008, announcing the commencement of separate trading is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release dated April 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMBRECHT ASIA ACQUISITION CORP.

Dated: April 9, 2008	By:	/s/ Robert J. Eu
Name: Robert J. Eu
Title: Chief Financial Officer